Exhibit 10.1

[***] Indicates confidential material that has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been separately filed with the Securities and Exchange Commission.

Homes for Sale Partnership

AMENDMENT NO. 1

TO THE LISTING AND SALES AGREEMENT

This Amendment No. 1 to the Listing and Sales Agreement dated July 2, 2010 (the “Agreement”) is entered into as of August 30, 2011 by and among Yahoo! Inc., and Yahoo Realty Inc. (collectively “Yahoo”), on the one hand, and Zillow Inc. (“Zillow”), on the other hand, modifies certain terms of the Agreement. Unless otherwise specified, all defined terms used herein shall have the meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree to amend the Agreement as set forth below:

1. The definition of COGS is amended to add a sentence that reads: “For Display Ads sold by Zillow under this Agreement, COGS is [***]% of Gross Revenue.”

2. The Agreement is amended to replace the term “Listings API” with the term “Zillow Listings Feed” throughout the Agreement, except that: (i) “Listings API” shall remain a definition in Section 1 and (ii)

“Listings API” shall not be replaced in Exhibit A, provided that the definition of Listings API is amended to include the phrase “including all related images.”

3. The Agreement is amended to add the following definition to Section 1:

“Zillow Listings Feed” means the XML feed that contains all data relevant to Zillow Listings which complies with the specifications set forth on Exhibit A and is delivered in an XML format in accordance with the current RETS feed found at www.rets.org with the addition of two fields (Share of Voice and DisplayMode).

4. Section 2.1(b)(iii) is amended to replace the phrase “Listings Detail section of Listings API Specification” with “Functional Listings Specification Document.”

5. Section 2.1(b)(iv) is deleted in its entirety and replaced by the following new section 2.1(b)(iv):

“(iv) Listing Results Order. YRI will use Zillow’s default sort order for Zillow Listings on all Search Results Pages. Such default sort order will prioritize Platinum Featured Listings (as described in Exhibit A) above non-Platinum Featured Listings above basic Zillow Listings. All such groupings of listings shall be further sorted by prioritizing most recently listed. Except with respect to such first priority default sort order, Zillow has the right to revise the listings sort methodology, so long as the same listings sort methodology is applied on Zillow’s Site and to every other partner in the Zillow Network. If a user re-sorts the search results in any way, the user’s sort preference shall take precedence. If a user refines the search results in any way, YRI will use the default sort order specified in this Subsection. If YRI launches a product with a unique functionality, and subject to the conditions that such product does not cause modifications to the default sort order for Search Results Pages, YRI may display Listings in such new product based on other parameters being first in priority. During any such implementation, Yahoo shall respect the Featured Listing designation placed by Zillow, and YRI shall visually distinguish such Featured Listings in its product implementation. For example, if the foregoing conditions are met, in a mobile application, YRI may pull listings based on user geographic location as the primary sort criteria (i.e. listings closest to user) and for “most recent update” modules, YRI may pull listings based on recency. If a Zillow licensor opts out of syndication on YRE, any listings from such advertiser will not be included in the Zillow Listings Feed. Notwithstanding the foregoing, YRI reserves the right to comingle any Zillow Listings with listings from other real estate listing categories, including new homes and foreclosures, provided that the Zillow Featured Listings are sorted first in accordance with the provisions outlined in this Subection and are presented in accordance with the terms of this Agreement. For clarity, if a user re-sorts a co-mingled set of listings, the user’s sort preference shall take precedence.”

6. Section 2.2.1(a) is hereby deleted in its entirety and replaced with the new section 2.2.1(a) as follows:

“Data Access Requirements. During the Term, Zillow will provide YRI and Yahoo with access to APIs or a data feed in compliance with the Functional Listings Specification Document set forth on Exhibit A. Throughout the Term, Zillow shall maintain a For Sale By Owner service that will enable homeowners to post their homes for sale on both Zillow and Yahoo, which service shall be made available to Yahoo users according to the SLA set forth in Exhibit A.”

7. Section 2.2.1(b) is amended to delete the words “(Alerts API Section).”

8. Section 2.2.3 is amended to delete the first sentence and replace it with the following: “At the Launch Date, Zillow will provide YRI with an API providing access to a graph containing year-over-year market value percentage change in median price of homes for sale data (the “Market Data Content”).”

9. Section 2.2.3(f) is deleted in its entirety.

10. Section 3.1(a) is amended such that the following sentence is added at the end:

“In addition, Yahoo may sell to builders, and real estate brokerage companies, graphical display advertising for placement on YRE, provided that: (i) Yahoo does not sell such advertising to real estate agents; and (ii) Zillow competitors, including Move Inc., Trulia, and Dominion Enterprises, may not be granted the right to resell graphical display advertising on Yahoo! Real Estate.”

11. Section 3.5 of the Agreement is amended as follows:

(a) the following sentence (the fifth sentence of Section 3.5) shall be deleted in its entirety:

“Zillow agrees to launch the Yahoo-Only Packages with the same pricing as comparable Zillow-only packages and will only alter Yahoo-Only Package pricing after six months of Yahoo Lead volume data is available to assess the average number of Leads from Yahoo.”

(b) The following sentence (the sixth sentence of Section 3.5) shall be deleted in its entirety:

“At no time shall Yahoo-Only Package pricing be greater than 20% below the Zillow-only pricing for comparable Slots without mutual agreement of the parties.” and replaced with the following:

“The pricing of Yahoo-Only Packages will be determined based on mutual agreement between Yahoo and Zillow.”

(c) The second to the last sentence of Section 3.5 is amended so that the word “may” is replaced with the word “will,” such that the sentence reads as follows:

“Zillow will set pricing for Display Ads above the floor pricing provided by Yahoo, but at no time shall Zillow set CPMs for Yahoo inventory that are different from CPMs for similar Zillow inventory, including for similar DMAs.”

(d) The following sentence is added at the end of Section 3.5:

“Throughout the Term, Zillow shall use best efforts to optimize the revenue paid to Yahoo.”

12. Section 4.1.1 is hereby amended to change the reference to “Section 4.2.2” to “Section 4.1.2.”

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Section 3.6 is hereby amended such that the following is added to the end of the first sentence:

“, except that Zillow may enter into an agreement for the sale of Real Estate Ad Products on the Curbed Network, provided that, Zillow will notify Yahoo in writing as to the date that Zillow will begin such sales (the “Curbed Launch Date”). In no event will Zillow, during the Term, make changes to the current Yahoo-Zillow Network in comScore.”

14. Section 5.1.1 is hereby amended to include the following sentences at the end:

“Notwithstanding the foregoing, Leads from the Curbed Network shall not contribute to the [***] until [***] following the Curbed Launch Date. Following the [***] of the Curbed Launch Date, the terms of this Section 5.1.1 shall apply to Leads from the Curbed Network.”

15. Exhibit A of the Agreement (“API Specifications”) is hereby deleted in its entirety and replaced by the new Exhibit A attached hereto as Exhibit A to this Amendment (“Functional Listings Specification Document”).

16. Except as modified hereby, the Agreement shall remain in full force and effect and is hereby ratified by Zillow and Yahoo.

17. Zillow and Yahoo each represent and warrant to the other that it has the right, power and authority to enter into this Amendment.

18. Zillow and Yahoo hereby agree that facsimile signatures hereto are valid and binding.

IN WITNESS WHEREOF, the Parties hereto have caused the foregoing Amendment to be signed by a duly authorized agent of each party, the day and year first above written.

YAHOO! INC.:

By:	/s/ ERIC ALEDORT
Title:	VP, BD
Printed Name:	Eric Aledort
Date:	9/9/11

YAHOO! REALTY INC.:		ZILLOW, INC.
By:	/s/ AMAN KOTHARI	By:	/s/ GREG SCHWARTZ
Title:	SVP, CAO	Title:	Chief Revenue Officer
Printed Name:	Aman Kothari	Printed Name:	Greg Schwartz
Date:	9/8/11	Date:	9/6/2011

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Homes for Sale Partnership

Exhibit A

Functional Listings Specifications Document

Homes for Sale Partnership

Yahoo! Real Estate & Zillow.com

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Homes for Sale Partnership

•	Table of Contents

1 Introduction	7
1.1 Purpose and Scope	7
1.2 Intended Audience	7
1.3 Product Release Identification	7
1.4 Revision History	7
1.5 References	7
1.6 Glossary	7
1.7 Assumptions	8

2 Listings API Specifications	9
[***]

3 Ad Products API Specifications	10
[***]
4 Platinum Listings API	18
[***]
5 Listings Feed	19
[***]
6 Activity Data Reporting	20
[***]
7 Address Resolution Logic	21

8 Image Specification	22

9 Service Level Agreement	23
9.1 Definitions	23
9.1.1 Zillow Availability	23
9.1.2 Yahoo! Availability	23
9.1.3 Production System	23
9.1.4 Results Set	23
9.1.5 Internal Zillow Response Time	23
9.1.6 Minor Problem	24
9.1.7 Major Problem	24
9.1.8 Severe Problem	24

9.1.9 Catastrophic Problem	24
9.1.10 Problem Resolution	25
9.1.11 Unresolved Catastrophic Problem	25
9.1.12 Scheduled Maintenance	25
9.1.13 Temporary Workaround	25
9.1.14 Timeouts	25
9.1.15 Aggregate Response Time	25
9.1.16 Critical Threshold	25
9.2 Contact Information	25

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.2.1 Yahoo! Support Personnel	26
9.2.2 Zillow Support Personnel	26
9.3 Support Procedures	27
9.3.1 Support Procedures.	27
9.3.2 Zillow Response	27
9.3.2.1 Support Table	27
9.3.3 Zillow Notification and Escalation Process	28
9.4 Operational Metrics	28
9.4.1 Availability	28
9.4.1.1 Zillow Availability	28
9.4.2 Capacity	29
9.4.3 Query Response Time	30
9.4.4 Aggregate Response Time	30
9.4.5 Site monitoring	30
9.4.6 Maintenance Requirements	31
9.4.7 Reporting	31
9.4.8 Image Serving	31
9.4.9 Business Continuity Planning	31
9.4.10 Sole and exclusive Remedy	31

10 Failover Requirements	32

11 Reviewers	33

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Introduction

A.	Purpose and Scope

This document describes the requirements and functional design for Homes for Sale Partnership.

B.	Intended Audience

The primary audience for this document is Yahoo! Real Estate and Zillow.

C.	Product Release Identification

Title	Yahoo! Real Estate - Homes For Sale Partnership
Version	1.0
Customer	Yahoo! Inc. and Zillow.com

D.	Revision History

Version #	Date	Revised By	Revision Description
1.0	7/1/10	Yahoo! Inc.	Base version.
1.1	2/2/11	Yahoo! Inc.	Amendment for Feed ingestion and additional APIs

E.	References

This document shall be used in conjunction with the following publications:

Document/Book	Author(s)

F.	Glossary

This document references the following terms, acronyms and abbreviations:

Term/Expression	Definition

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G.	Assumptions

Homes for Sale Partnership

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Listings API Specifications

This document describes the API that is required to display listing data and publish alerts on Yahoo! Real Estate and as further described in the Listing and Sales Agreement to which this document is an Exhibit. [***][Portions of this page and the following page have been omitted.]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Ad Products API Specifications

This document describes API to display showcase ads, contact modules on Yahoo! Real Estate. This document also provides the API to submit the contacts through Zillow Ad Server.

[***][Portions of this page and the following eight pages have been omitted.]

1.	Form Type

a)	Short form

b)	With broker logo

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

When an agent sends a message, we will show the success message over the “Contact button” It will look like this:

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Contact Type

a)	Direct Contact

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b)	Leader board

3.	E-mail Content

This includes filling in the purpose of the visit, the address of the home etc.

[***]

a)	Paid Listing Agent

Showcase advertiser or manual paid for sale listings. Phone number is [***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b)	Broker Match – for sale

[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

c)	Dormant Agent

d)	Active listing agent

[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

e)	For Sale by Owner

[***]

N.	Contact Information

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Platinum Listings API

[***][Portions of this page and the following five pages have been omitted.]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Listings Feed

P.	Definitions

[***][Portions of this page and the following page have been omitted.]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Activity Data Reporting

[***][Portions of this page and the following page have been omitted.]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Address Resolution Logic

[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Image Specification

[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Service Level Agreement

The purpose of this Service Level Agreement (the “SLA”) is to describe the service level commitments that Zillow is obligated to deliver under the Agreement. Zillow acknowledges and agrees that failure to remedy non-compliance with the SLA will be deemed a material breach of the Agreement. Capitalized terms not defined here have the same meaning as in API Spec. 8.1, 8.2, 8.3 are proposals pending additional review and mutual agreement.

U.	Definitions

1.	Zillow Availability

The percentage of the total Queries for which Zillow responds (either with a “Resource Not Found” response, where that would be a correct response for the Query, or a response in the form of properly formatted Results Sets, within the Critical Threshold (defined below)).

2.	Yahoo! Availability

The percentage of the total web requests for which Yahoo! Real Estate responds within [***]

3.	Production System

Delivery systems used for providing services to Yahoo! Real Estate. These services include but not limited Listing Search, Listing Details, Listing Images, data returned from API calls and any other data provided by Zillow.

4.	Results Set

A Results Set will consist of the requested Home listings and/or Related Content, or a “Resource Not Found” notification if applicable. Results Set is properly formatted in a mutually agreed XML format.

5.	Internal Zillow Response Time

The period of time beginning at the time of Zillow’s receipt of an API call or an image request to the completion of sending the results set.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.	Minor Problem

A Minor Problem is (a) a cosmetic display issue that allows the major elements of Results Sets to display in a legible format, but causes textual irregularities (e.g., an umlaut not displaying properly), (b) minor issues that do not have widespread impact to end-users, (c) minor issues with non-Production Systems, or (d) other similar problems under the direct control of Zillow which do not need immediate resolution. Zillow will identify issues that can be fixed within a published timeline. Zillow may reasonably suspend or close out Minor issues with proper notification to Yahoo!. For clarity, an error that causes Results to fail to work, fail to display completely, or fail to be completely legible will be considered a Major Problem, Severe Problem, or Catastrophic Problem, not a Minor Problem. This is otherwise known as “Minor” issue.

7.	Major Problem

An issue with a Service which has widespread impact to end users but which (a) does not make the Service unusable for a large percentage of queries or operations, and (b) is an SLA violation which causes [***] of Zillow’s queries to exceed the Critical Threshold within [***]. This is otherwise known as “Major”. Major Problems are given a default Priority of “P2”. Once a Major Problem has been outstanding for more than [***], either party may, using reasonable judgment, escalate the priority to “P1” or downgrade to a lower priority issue.

8.	Severe Problem

An error, bug, incompatibility or malfunction, which causes Zillow’s API and Image Services not to operate substantially as designed, and/or renders the Results Sets substantially unavailable to or substantially unusable by Yahoo! (and which lasts for [***]), including issues which cause [***] of Queries to exceed the Critical Threshold [***]. Problems may also include security risks as identified by Yahoo or Zillow and are consistent with the Information and Security document and are deemed Severe with regard to impact and/or risk. This is otherwise known as “SEV2”. Severe Problems are assigned a default “P1” priority for resolution and response. Once a Severe Problem has been outstanding [***], either party may, using reasonable judgment, upgrade the Priority to “P0”. This is otherwise known as “P1”.

9.	Catastrophic Problem

An issue which causes Zillow’s APIs as detailed in API Spec to become largely unavailable or cease to function substantially correctly and that persists for a period of [***] that is not due to Scheduled Maintenance or needed to effect a Problem Resolution. Yahoo! or Zillow can also identify catastrophic problems and may include security issues. This is otherwise known as “SEV1”.Catastrophic Problems start with a default “P0” Priority.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.	Problem Resolution

A correction, patch, fix, alteration or Temporary Workaround that minimizes the effect of a Minor Problem, Moderate Problem, Severe Problem, or Catastrophic Problem restoring the system to the levels set forth in this SLA.

11.	Unresolved Catastrophic Problem

A Catastrophic Problem that does not have a Problem Resolution within a total period of one hour or more.

12.	Scheduled Maintenance

A planned service maintenance or update to the service required to keep Zillow’s back-end systems functioning (e.g., hardware or software upgrades, architecture changes, etc.) that will affect the operation of systems relied upon by Yahoo Real Estate for Listing Services.

13.	Temporary Workaround

A temporary technical solution that restores the system to, or substantially to the levels set forth in this SLA, although there may be ongoing or additional measures until a permanent solution can be implemented.

14.	Timeouts

An action taken by a Yahoo! production server when Result Sets are not received within the Aggregate Response Time.

15.	Aggregate Response Time

The Internal Zillow Response Time plus a mutually agreed upon worst case acceptable delay due to network latency in the USA.

16.	Critical Threshold

The Aggregate Response Time is also known as Critical Threshold.

V.	Contact Information

Both parties shall maintain and communicate to the other party updates to the following contact list, which shall be used to communicate and coordinate regarding technical problems that may be encountered with the Real Estate Listing Services.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.	Yahoo! Support Personnel

Name	Role/Responsibility	Email Address	Office Phone

[***]	Primary Systems Contact	[***]

[***]	Product Contact	[***]

[***]	Program Contact	[***]

[***]	Real Estate Operations Primary Contact	[***]

[***]	Product Contact	[***]

[***]	Yahoo Network Operations Center 24X7 Support	[***]	[***]

2.	Zillow Support Personnel

Name	Role/Responsibility	Email Address	Office Phone

[***]	Primary Systems Contact	[***]	[***]

[***]	Product Contact	[***]	[***]

[***]	Program Contact	[***]	[***]

[***]	Zillow Operations Primary Contact	[***]	[***]

[***]	Zillow Operations Secondary Contact	[***]	[***]

[***]	Network Engineer	[***]	[***]

[***]	Zillow Network Operations Center 24X7 Support	[***]	[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

W.	Support Procedures

1.	Support Procedures.

Zillow will provide Yahoo! with 24 x 365 support in the English language with respect to all Real Estate Listing Services as set forth herein.

All Severe Problems and Catastrophic Problems reported by either party must be submitted to the other party, as appropriate, via the technical support telephone number and/or via e-mail to the contact information set forth in the Support Table, and each such Minor Problem, Major Problem, Severe Problem and Catastrophic Problem will be given a unique reference number by the receiving party.

The responsible party shall inform the other party’s technical support personnel of ongoing efforts to provide a Problem Resolution concerning Severe Problems, and Catastrophic Problems within the response times set forth in the Support Table below.

2.	Zillow Response

If notice of a problem is received from Yahoo!, Yahoo! will identify whether the problem is a Minor Problem, a Major Problem, a Severe Problem, or a Catastrophic Problem or none of the above according to the definitions set forth above and Yahoo! will supply Zillow with sufficient supporting and pertinent data in the problem report to analyze and debug the issue and provide data to support the classification of the issue. Both Yahoo! and Zillow need to mutually agree to the classification of the issue. After mutual, reasonable agreement, Zillow will respond to the request within the response times set forth in the Support Table and shall use all commercially reasonable efforts to resolve the Minor Problem, Moderate Problem, Severe Problem or Catastrophic Problem as rapidly as possible, and in accordance with this SLA. If the parties agree that a Minor Problem, Moderate Problem, Severe Problem, or Catastrophic Problem is not Zillow’s responsibility, then the tracking ticket is closed.

a)	Support Table

Priority Description	Initial Response Target	Status Updates	Target for Workaround or Fix
“P0” • SEV1 Issues • Elevated SEV2 Issues	[***]	[***]	[***]
“P1” • SEV2 Issues	[***]	[***]	[***]
“P2”: • Major Issues	[***]	[***]	[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Zillow Notification and Escalation Process

Zillow will notify Yahoo! according to the response times set forth in the Support Table above.

If a Severe Problem or Catastrophic Problem remains unresolved for an extended period, Yahoo! and Zillow will make available any necessary personnel to discuss the issue and to effect a resolution, with an immediate conference call according to the following schedule or mutually agreed upon schedule, with the call to happen as soon as practical after the trigger time below:

Time Problem Outstanding	Yahoo! Contact	Zillow Contact

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

X.	Operational Metrics

1.	Availability

a)	Zillow Availability

Inclusive of scheduled maintenance of the Zillow API, Zillow will maintain [***] daily availability, as measured by Yahoo’s internal monitoring tools, verified by Gomez Inc. agents, or other mutually agreed means of third party verification, with [***] intervals and [***]. In the event of discrepancies between Zillow’s availability and Yahoo!’s production query logs, the parties will work together to determine the root cause of such discrepancies. If the discrepancy resolution determines that Zillow’s availability falls below the specified level, Zillow will effect a Problem Resolution. In case of temporary unavailability of one of Zillow’s datacenter, Zillow will [***]. A single Zillow datacenter is capable of handling the complete Yahoo Real Estate Traffic including Peak Request Rate Traffic. It will be classified as a Severe Problem “P1” and all communications need to be followed as per the Support Table.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

API	Availability	Internal Zillow Response Time

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Zillow and Yahoo will work to reach a mutually agreeable Image Service SLA.

2.	Capacity

Zillow must maintain sufficient server capacity per datacenter such that Zillow will be able to support peak loads for all the following services simultaneously within defined SLA

API	Peak Request Rate

Contact Agent API	[***]

Listings Ad	[***]

Platinum API	[***]

Showcase Ad API	[***]

Beacon API	[***]

Agent Profile API	[***]

If peak traffic projections for above mentioned services increases beyond above-mentioned numbers, then Zillow needs to expand their capacity in a mutually agreed upon timeframe to cater to additional peak traffic.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Query Response Time

With respect to services provided by Zillow, Zillow will comply with the following maximum Internal Zillow Response

API	Internal Zillow Response Time

Contact Agent API	[***]

Listings Ad	[***]

Platinum API	[***]

Showcase Ad API	[***]

Beacon API	[***]

Agent Profile API	[***]

4.	Aggregate Response Time

The Aggregate Response Time for each service above, from each Yahoo! data center performing that Query type, shall not exceed the Internal Zillow Response Time plus a mutually agreed upon worst case acceptable delay due to network latency in the USA (the “Critical Threshold”). The parties agree that they will work together in good faith to establish appropriate Aggregate Response Times for additional countries and/or regions not listed in the preceding are added to the term. Both parties will continually monitor the Aggregate Response Time between each Yahoo! data center requesting queries and the appropriate Zillow data center which is responding to those queries, and in the event that Aggregate Response Time exceeds the above numbers, the parties will consider it a Severe Problem.

5. Site monitoring

Zillow will monitor the performance of its obligations under the Agreement using automated tools/utilities developed and/or configured by Zillow, or contracted with external third parties, to validate the Availability and Query Response Times. If Zillow detects fault, it will respond as specified in this SLA agreement. Zillow will share the results of any such monitoring and tests with Yahoo! on a daily basis. The level of detail and thoroughness of the site monitoring (and the reporting of the monitored data) shall be sufficient for both parties to ensure that the SLAs are being met.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Maintenance Requirements

Zillow will use commercially reasonable efforts to notify Yahoo! [***] before any Scheduled Maintenance is performed on its core Partner systems if (a) the maintenance is reasonably expected to cause any service degradation or service availability problem for Yahoo!, or (b) if the proposed maintenance would occur during a Yahoo! change-embargo period (such list of embargo periods to be provided in writing to Zillow by Yahoo!), in which case Yahoo! Must agree to the maintenance and to the timing of said maintenance. Scheduled Maintenance should not impact the overall availability specified above in any calendar month without prior written agreement from Yahoo!.

7. Reporting

Zillow will provide [***] to Yahoo! in a mutually agreed upon format as measured by Zillow’s Internal Monitoring Tool. These Zillow reports will be verified against the reports generated by Gomez Inc. agents or any other mutually agreed means of third party verification. In the event that there are material discrepancies between the numbers calculated by either of the parties and the other party, then the parties agree to use commercially reasonable efforts to work together to determine the reason for the discrepancies and to correct for such discrepancies going forward.

8. Image Serving

Yahoo! reserves the right to manage and host the Zillow images if Zillow’s image serving response times are unsatisfactory as determined by Yahoo!. Zillow agrees to assist Yahoo! in its efforts to setup and manage such an image serving solution as designed by Yahoo!

9. Business Continuity Planning

Zillow shall have a Business Continuity Plan (BCP) in place by Launch Date with respect to the services provided to Yahoo! under the Agreement. An integral part of the BCP is a High Availability (HA) requirement for all systems that provide Real Estate Listing Services. Zillow acknowledges and agrees to provide architecture diagram (with data flow) and detailed documentation of the failover procedure that shall be reviewed by Yahoo BCP team. The failover procedure shall include the time it takes for failover, DNS-TTL procedure for scheduled downtime, and detailed monitoring of Zillow API servers.

10. Sole and exclusive Remedy

Yahoo’s sole and exclusive remedy for Zillow’s breach of this Exhibit A shall be Sections 10 (Term and Termination) and 9 (Indemnification) of this Agreement.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Failover Requirements

The APIs should be able to recover from an outage or failure ranging from equipment failure, network failure, or total loss of a data center. This requires APIs to be hosted in at least two geographically different datacenters. Both set of servers should be operational (hot-hot) and the users of the API should be switched-over to the other datacenter in a transparent manner in case of datacenter failure.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Reviewers

Name	Title/Role

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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